Blackstone / GSO Senior Floating Rate Term Fund

Portfolio of Investments

September 30, 2020 (Unaudited)

	Principal
	Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 134.70%
Aerospace & Defense - 2.29%
Dynasty Acquisition Co., Inc., First Lien 2020 B-1 Term Loan, 3M US L + 3.50%, 04/06/2026	$427,339	$379,646
Nordam Group LLC, First Lien Initial Term Loan, 1M US L + 5.50%, 04/09/2026(b)	1,733,600	1,482,228
Propulsion Acquisition LLC, First Lien Initial Term Loan, 3M US L + 6.00%, 1.00% Floor, 07/13/2021	2,132,624	1,919,362
Standard Aero, Ltd., First Lien 2020 B-2 Term Loan, 3M US L + 3.50%, 04/06/2026	229,752	204,110
TransDigm, Inc., First Lien Tranche F Refinancing Term Loan, 1M US L + 2.25%, 12/09/2025	994,987	942,472
		4,927,818

Air Transport - 0.88%
Global Medical Response, Inc., First Lien 2018 New Term Loan, 3M US L + 4.25%, 1.00% Floor, 03/14/2025	1,945,000	1,891,512

Automotive - 1.16%
Bright Bidco BV, First Lien 2018 Refinancing B Term Loan, 3M US L + 3.50%, 1.00% Floor, 06/30/2024	1,737,469	850,908
Clarios Global LP, First Lien Initial Dollar Term Loan, 1M US L + 3.50%, 04/30/2026	1,044,724	1,020,565
Superior Industries International, Inc., First Lien Replacement Term Loan, 1M US L + 3.50%, 05/22/2024(b)	660,096	623,791
		2,495,264

Brokers, Dealers & Investment Houses - 1.22%
Advisor Group Holdings, Inc., First Lien Initial B Term Loan, 1M US L + 5.00%, 07/31/2026	1,326,810	1,288,665
Deerfield Dakota Holding LLC, First Lien Initial Dollar Term Loan, 1M US L + 3.75%, 1.00% Floor, 04/09/2027	614,764	612,458
Newport Group Holdings II, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 09/12/2025	758,154	730,671
		2,631,794

Building & Development - 8.06%
American Bath Group LLC, First Lien 2018 Replacement Term Loan, 1M US L + 4.00%, 1.00% Floor, 09/30/2023	3,159,368	3,163,870
American Bath Group LLC, Second Lien Term Loan, 1M US L + 9.75%, 1.00% Floor, 09/30/2024(b)	250,000	242,500
Cornerstone Building Brands, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 04/12/2025	1,351,453	1,332,242
CPG International LLC, First Lien New Term Loan, 3M US L + 3.75%, 1.00% Floor, 05/05/2024	167,327	167,223
Forterra Finance LLC, First Lien Replacement Term Loan, 1M US L + 3.00%, 1.00% Floor, 10/25/2023	781,072	774,890
Hillman Group, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 05/30/2025	2,580,103	2,534,590
LBM Borrower LLC, First Lien Tranche C Term Loan, 1M US L + 3.75%, 1.00% Floor, 08/19/2022	2,593,894	2,598,109
MI Windows and Doors LLC, First Lien Initial Term Loan, 3M US L + 5.50%, 1.00% Floor, 11/06/2026	1,809,564	1,815,219
Quickrete Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.50%, 02/01/2027	905,101	882,595
Road Infrastructure Investment Holdings, Inc., First Lien Term Loan, 3M US L + 3.50%, 1.00% Floor, 06/13/2023	348,804	317,995
SRS Distribution, Inc., First Lien Initial Term Loan, 1M US L + 3.00%, 05/23/2025	1,647,352	1,608,103
Tutor Perini Corp., First Lien B Term Loan, 3M US L + 4.75%, 1.00% Floor, 08/18/2027	1,921,951	1,902,732
		17,340,068

Business Equipment & Services - 26.04%
Access CIG LLC, First Lien B Term Loan, 3M US L + 3.75%, 02/27/2025	1,036,660	1,016,741
Access CIG LLC, Second Lien Initial Term Loan, 3M US L + 7.75%, 02/27/2026	119,565	113,587
Advantage Sales & Marketing, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 1.00% Floor, 07/23/2021	1,019,531	1,005,512
Advantage Sales & Marketing, Inc., Second Lien Term Loan, 1M US L + 6.50%, 1.00% Floor, 07/25/2022	1,744,034	1,691,835
ALKU LLC, First Lien B Term Loan, 3M US L + 5.50%, 1.00% Floor, 07/29/2026(b)	2,089,500	2,079,053
Allied Universal Holdco LLC, First Lien Initial Term Loan, 1M US L + 4.25%, 07/10/2026	1,076,079	1,066,566

	Principal
	Amount	Value
Business Equipment & Services (continued)
APFS Staffing Holdings, Inc., First Lien Initial Term Loan, 1M US L + 4.75%, 04/15/2026	$1,975,000	$1,940,438
AqGen Ascensus, Inc., First Lien Seventh Amendment Replacement Term Loan, 3M US L + 4.00%, 1.00% Floor, 12/03/2026	743,390	739,676
BMC Acquisition, Inc., First Lien Initial Term Loan, 3M US L + 5.25%, 1.00% Floor, 12/28/2024	850,938	829,132
Cambium Learning Group, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 12/18/2025	691,020	684,110
Cambium Learning Group, Inc., Second Lien Initial Term Loan, 3M US L + 8.50%, 12/18/2026(b)	364,000	347,620
Camelot U.S. Acquisition 1 Co., First Lien Amendment No. 2 Incremental Term Loan, 3M US L + 3.25%, 1.00% Floor, 10/30/2026	604,317	602,428
Cast & Crew Payroll LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 02/09/2026	472,920	453,885
DG Investment Intermediate Holdings 2, Inc., First Lien Initial Term Loan, 1M US L + 3.00%, 0.75% Floor, 02/03/2025	1,286,797	1,238,548
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 0.75% Floor, 02/02/2026	465,517	427,112
Dun & Bradstreet Corp., First Lien Initial Borrowing Term Loan, 1M US L + 3.75%, 02/06/2026	1,753,262	1,738,360
Epicor Software Corp., First Lien B (2020) Term Loan, 1M US L + 4.25%, 1.00% Floor, 07/30/2027	1,254,593	1,254,160
Epicor Software Corp., Second Lien Initial Term Loan, 1M US L + 7.75%, 1.00% Floor, 07/31/2028	822,203	847,897
eResearchTechnology, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 1.00% Floor, 02/04/2027	628,425	626,722
Garda World Security Corp., First Lien Initial Term Loan, 1M US L + 4.75%, 10/30/2026	1,303,786	1,299,385
GI Revelation Acquisition LLC, First Lien Initial Term Loan, 1M US L + 5.00%, 04/16/2025	1,468,908	1,421,169
GI Revelation Acquisition LLC, Second Lien Initial Term Loan, 1M US L + 9.00%, 04/16/2026(b)	1,540,000	1,501,500
Globallogic Holdings, Inc., First Lien 2020 Incremental B-2 Term Loan, 1M US L + 3.75%, 0.75% Floor, 09/14/2027(b)	408,031	405,991
Informatica LLC, Second Lien Initial Term Loan, 3M US L + 7.13%, 02/14/2025	451,500	459,778
Inmar, Inc., Second Lien Initial Term Loan, 3M US L + 8.00%, 1.00% Floor, 05/01/2025	1,002,931	733,238
KUEHG Corp, First Lien B-3 Term Loan, 3M US L + 3.75%, 1.00% Floor, 02/21/2025	914,466	841,596
KUEHG Corp., Second Lien Tranche B Term Loan, 3M US L + 8.25%, 1.00% Floor, 08/22/2025	1,444,156	1,285,299
LD Intermediate Holdings, Inc., First Lien Initial Term Loan, 3M US L + 5.875%, 1.00% Floor, 12/09/2022	1,830,742	1,752,936
LegalZoom.com, Inc., First Lien 2018 Term Loan, 1M US L + 4.50%, 11/21/2024	1,852,714	1,840,366
Minotaur Acquisition, Inc., First Lien B Term Loan, 1M US L + 5.00%, 03/27/2026	1,346,538	1,288,193
Mitchell International, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 11/29/2024	1,835,553	1,760,350
Mitchell International, Inc., Second Lien Initial Term Loan, 1M US L + 7.25%, 12/01/2025	690,909	658,436
National Intergovernmental Purchasing Alliance Co., Second Lien Initial Term Loan, 3M US L + 7.50%, 05/22/2026	1,540,000	1,412,950
National Intergovernmental Purchasing Alliance Company, First Lien Initial Term Loan, 3M US L + 3.75%, 05/23/2025	2,006,932	1,970,135
PriceWaterhouseCoopers, First Lien Initial Term Loan, 1M US L + 4.50%, 05/01/2025	1,662,987	1,650,523
PriceWaterhouseCoopers, Second Lien Initial Term Loan, 1M US L + 8.00%, 05/01/2026(b)	440,000	424,600
Project Boost Purchaser LLC, First Lien B Term Loan, 1M US L + 3.50%, 06/01/2026	706,401	687,713
Revspring, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 10/11/2025(b)	1,296,900	1,270,962
Sedgwick Claims Management Services, Inc., First Lien 2019 Term Loan, 1M US L + 4.00%, 09/03/2026	1,081,957	1,069,108
Sedgwick Claims Management Services, Inc., First Lien 2020 Term Loan, 1M US L + 4.25%, 1.00% Floor, 09/03/2026	628,425	625,283
Sedgwick Claims Management Services, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 12/31/2025	1,434,359	1,386,853
STG-Fairway Holdings LLC, First Lien Facility Term Loan, 1M US L + 3.25%, 01/31/2027	1,001,959	981,920
Surf Holdings S.a r.l., First Lien Dollar Tranche Term Loan, 3M US L + 3.50%, 03/05/2027	339,680	333,250
Surveymonkey, Inc., First Lien Term Loan, 1W US L + 3.75%, 10/10/2025	2,539,391	2,529,869
ThoughtWorks, Inc., First Lien Replacement (2020) Term Loan, 3M US L + 3.75%, 1.00% Floor, 10/11/2024	1,913,176	1,889,261
TRC Companies, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 1.00% Floor, 06/21/2024	1,900,738	1,856,394
Wash MultiFamily Acquisition, Inc., First Lien Initial Canadian Term Loan, 1M US L + 3.25%, 1.00% Floor, 05/16/2022	107,624	106,020
Wash MultiFamily Acquisition, Inc., First Lien Initial US Term Loan, 1M US L + 3.25%, 1.00% Floor, 05/16/2022	784,900	773,201
Weld North Education LLC, First Lien Initial Term Loan, 1M US L + 4.25%, 02/15/2025	3,120,000	3,100,516
		56,020,177

	Principal
	Amount	Value
Cable & Satellite Television - 1.72%
Numericable U.S. LLC, First Lien USD TLB-11 Term Loan, 1M US L + 2.75%, 07/31/2025	$1,994,845	$1,909,945
Radiate HoldCo LLC, First Lien B Term Loan, 1M US L + 3.50%, 0.75% Floor, 09/25/2026	658,713	648,605
UPC Financing Partnership, First Lien Facility AV Term Loan, 3M US L + 3.50%, 01/31/2029	583,333	568,166
UPC Financing Partnership, First Lien Facility B1 Term Loan, 3M US L + 3.50%, 01/31/2029	583,333	568,167
		3,694,883

Chemical & Plastics - 3.04%
Ascend Performance Materials Operations LLC, First Lien Initial Term Loan, 3M US L + 5.25%, 1.00% Floor, 08/27/2026	1,485,000	1,485,616
Composite Resins Holding B.V., First Lien Initial Term Loan, 3M US L + 4.25%, 1.00% Floor, 08/01/2025(b)	2,580,600	2,554,794
PQ Corp., First Lien Initial Term Loan, 3M US L + 3.00%, 1.00% Floor, 02/07/2027	726,826	725,100
Spectrum Holdings III Corp., First Lien Closing Date Term Loan, 3M US L + 1.00%, 1.00% Floor, 01/31/2025	403,618	367,394
Vantage Specialty Chemicals, Inc., First Lien Closing Date Term Loan, 3M US L + 3.50%, 1.00% Floor, 10/28/2024	942,950	855,727
Vantage Specialty Chemicals, Inc., Second Lien Initial Term Loan, 3M US L + 8.25%, 1.00% Floor, 10/27/2025	725,111	556,827
		6,545,458

Conglomerates - 1.97%
Genuine Financial Holdings LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 07/11/2025	2,408,606	2,214,207
Output Services Group, Inc., First Lien B Term Loan, 2M US L + 4.50%, 1.00% Floor, 03/27/2024	596,117	443,114
Spring Education Group, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 07/30/2025	1,357,656	1,292,041
VT Topco, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 08/01/2025(b)	292,313	279,159
		4,228,521

Containers & Glass Products - 3.40%
BWay Holding Co., First Lien Initial Term Loan, 3M US L + 3.25%, 04/03/2024	1,398,286	1,317,598
Flex Acquisition Co. Inc., First Lien Incremental B-2018 Term Loan, 3M US L + 3.25%, 06/29/2025	1,281,393	1,246,776
IBC Capital I, Ltd., First Lien Tranche B-1 Term Loan, 3M US L + 3.75%, 09/11/2023	1,072,500	1,011,507
IBC Capital, Ltd., Second Lien Tranche B-1 Term Loan, 3M US L + 7.00%, 09/11/2024	620,110	525,025
ProAmpac PG Borrower LLC, First Lien Initial Term Loan, 2M US L + 3.50%, 1.00% Floor, 11/20/2023	575,777	569,803
ProAmpac PG Borrower LLC, Second Lien Initial Term Loan, 2M US L + 8.50%, 1.00% Floor, 11/18/2024	488,038	458,453
Reynolds Group Holdings, Inc., First Lien Tranche B-2 U.S. Term Loan, 3M US L + 3.25%, 02/05/2026	565,385	556,904
Strategic Materials Holding Corp., Second Lien Initial Term Loan, 3M US L + 7.75%, 1.00% Floor, 10/31/2025(b)	800,000	284,000
Tricorbraun Holdings, Inc., First Lien Closing Date Term Loan, 3M US L + 3.75%, 1.00% Floor, 11/30/2023	997,226	988,501
Trident TPI Holdings, Inc., First Lien Tranche B-1 Term Loan, 3M US L + 3.00%, 1.00% Floor, 10/17/2024	375,351	367,140
		7,325,707

Diversified Insurance - 2.70%
AmWINS Group, Inc., First Lien Term Loan, 1M US L + 2.75%, 1.00% Floor, 01/25/2024	450,807	447,757
Broadstreet Partners, Inc., First Lien Initial (2020) Term Loan, 1M US L + 3.25%, 01/27/2027	283,258	276,495
CP VI Bella Midco LLC, First Lien Initial Term Loan, 1M US L + 2.75%, 12/27/2024	410,273	397,965
CP VI Bella Midco LLC, Second Lien Initial Term Loan, 1M US L + 6.75%, 12/29/2025	385,714	381,857
NFP Corp., First Lien Closing Date Term Loan, 1M US L + 3.25%, 02/15/2027	1,796,724	1,730,101
Ryan Specialty Group LLC, First Lien Initial Term Loan, 1M US L + 3.25%, 0.75% Floor, 09/01/2027	1,006,849	999,303
USI, Inc., First Lien 2019 New Term Loan, 3M US L + 4.00%, 12/02/2026	1,591,980	1,580,534
		5,814,012

Drugs - 2.37%
Albany Molecular Research, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 1.00% Floor, 08/30/2024	618,603	611,773
Arbor Pharmaceuticals LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 1.00% Floor, 07/05/2023	1,470,122	1,366,302

	Principal
	Amount	Value
Drugs (continued)
Cambrex Corp., First Lien Initial Dollar Term Loan, 1M US L + 5.00%, 1.00% Floor, 12/04/2026(b)	$1,250,550	$1,256,803
Packaging Coordinators Midco, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 1.00% Floor, 06/30/2023	1,866,003	1,863,671
		5,098,549

Ecological Services & Equipment - 1.15%
EnergySolutions LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 05/09/2025	2,161,067	2,074,625
Tunnel Hill Partners LP, First Lien Initial Term Loan, 1M US L + 3.50%, 02/06/2026(b)	402,717	390,635
		2,465,260

Electronics/Electric - 26.83%
Allegro Microsystems, Inc., First Lien Cov-Lite TLB Term Loan, 3M US L + 4.25%, 0.50% Floor, 09/24/2027(b)	614,634	612,329
Applovin Corp., First Lien Amendment No. 3 New Term Loan, 1M US L + 4.00%, 08/15/2025	764,451	755,373
Boxer Parent Co. Inc., First Lien Initial Dollar Term Loan, 1M US L + 4.25%, 10/02/2025	2,147,820	2,090,462
Brave Parent Holdings, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 04/18/2025	1,384,684	1,369,106
CommerceHub, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 05/21/2025	1,246,313	1,222,944
ConvergeOne Holdings, Corp., First Lien Initial Term Loan, 1M US L + 5.00%, 01/04/2026	2,167,000	1,995,677
CPI International, Inc., Second Lien Initial Term Loan, 1M US L + 7.25%, 1.00% Floor, 07/26/2025(b)	313,530	277,474
Curvature, Inc., First Lien Initial Term Loan, 3M US L + 5.00%, 1.00% Floor, 10/30/2023	1,738,455	1,385,696
DCert Buyer, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 10/16/2026	1,504,440	1,489,162
DiscoverOrg LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 02/02/2026	1,215,414	1,208,832
ECI Macola/MAX Holding LLC, First Lien Term Loan, 3M US L + 3.75%, 0.75% Floor, 09/17/2027	910,000	904,030
Electronics for Imaging, Inc., First Lien Initial Term Loan, 1M US L + 5.00%, 07/23/2026	623,180	508,671
Excelitas Technologies Corp., First Lien Initial USD Term Loan, 3M US L + 3.50%, 1.00% Floor, 12/02/2024	69,288	68,725
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 3M US L + 4.75%, 02/18/2027	775,833	772,765
Flexera Software LLC, First Lien Initial Term Loan, 3M US L + 3.25%, 1.00% Floor, 02/26/2025	551,315	548,644
Gigamon, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 1.00% Floor, 12/27/2024	2,445,451	2,414,883
Help/Systems Holdings, Inc., First Lien Initial Term Loan, 3M US L + 4.75%, 1.00% Floor, 11/19/2026	1,529,775	1,520,222
Hyland Software, Inc., First Lien 2018 Refinancing Term Loan, 1M US L + 3.25%, 0.75% Floor, 07/01/2024	448,171	446,956
Idera, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 1.00% Floor, 06/28/2024	1,720,482	1,702,563
Imperva, Inc., First Lien Term Loan, 3M US L + 4.00%, 1.00% Floor, 01/12/2026	1,185,000	1,170,401
Ivanti Software, Inc., First Lien Term Loan, 1M US L + 4.25%, 1.00% Floor, 01/20/2024	1,100,106	1,095,749
Ivanti Software, Inc., Second Lien Term Loan, 1M US L + 9.00%, 1.00% Floor, 01/20/2025	1,000,000	971,670
LI Group Holdings, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 1.00% Floor, 12/20/2026(b)	833,700	826,405
MA FinanceCo. LLC, First Lien Tranche B-4 Term Loan, 3M US L + 4.25%, 1.00% Floor, 06/05/2025	1,035,211	1,032,188
MACOM Technology Solutions Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.25%, 05/17/2024	477,773	464,833
McAfee LLC, First Lien B USD Term Loan, 1M US L + 3.75%, 09/30/2024	2,331,371	2,318,747
Merrill Communications LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 1.00% Floor, 10/05/2026	625,275	615,508
MH Sub I LLC, First Lien 2020 June New Term Loan, 1M US L + 3.75%, 1.00% Floor, 09/13/2024	1,184,083	1,173,349
MH Sub I LLC, First Lien Amendment No. 2 Initial Term Loan, 1M US L + 3.50%, 09/13/2024	1,104,009	1,077,237
MLN US HoldCo LLC, First Lien B Term Loan, 1M US L + 4.50%, 11/30/2025	1,487,905	1,278,668
Navico, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 1.00% Floor, 03/31/2023	454,188	368,080
Park Place Technologies LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 1.00% Floor, 03/29/2025	2,232,876	2,213,339
Perforce Software, Inc., First Lien New Term Loan, 1M US L + 3.75%, 07/01/2026	827,886	814,822
Plantronics, Inc., First Lien Initial B Term Loan, 1M US L + 2.50%, 07/02/2025	487,122	458,959
Project Alpha Intermediate Holding, Inc., First Lien Term Loan, 3M US L + 3.50%, 1.00% Floor, 04/26/2024	3,298,661	3,251,243
Project Angel Parent LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 05/30/2025(b)	1,287,164	1,271,075
Project Leopard Holdings, Inc., First Lien 2018 Repricing Term Loan, 3M US L + 4.50%, 1.00% Floor, 07/07/2023	318,485	314,304

	Principal
	Amount	Value
Electronics/Electric (continued)
Project Leopard Holdings, Inc., First Lien 2019 Incremental Term Loan, 3M US L + 4.25%, 1.00% Floor, 07/07/2023	$374,660	$369,430
Project Silverback Holdings Corp., First Lien New Term Loan, 3M US L + 3.50%, 1.00% Floor, 08/21/2024	737,746	701,553
Quest Software US Holdings, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 05/16/2025	1,127,687	1,107,484
Quest Software US Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 8.25%, 05/18/2026	1,244,017	1,169,998
Riverbed Technology, Inc., First Lien First Amendment Term Loan, 3M US L + 3.25%, 1.00% Floor, 04/24/2022	978,240	884,359
Rocket Software, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 11/28/2025	2,037,613	2,003,748
S2P Acquisition Borrower, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 08/14/2026	1,155,000	1,144,605
SonicWall US Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 05/18/2026	1,760,000	1,572,261
Sophia LP, First Lien B Term Loan, 3M US L + 3.75%, 0.75% Floor, 09/23/2027	697,674	694,186
Triton Solar US Acquisition Co., First Lien Initial Term Loan, 3M US L + 6.00%, 10/29/2024	242,174	209,480
Veritas US, Inc., First Lien Initial Dollar B-2020 Term Loan, 3M US L + 5.50%, 1.00% Floor, 09/01/2025	1,474,152	1,445,900
Vero Parent, Inc., First Lien 2018 Refinancing Term Loan, 3M US L + 6.25%, 08/16/2024	608,873	600,976
Vero Parent, Inc., First Lien 2019 Incremental Term Loan, 3M US L + 6.00%, 1.00% Floor, 08/16/2024	1,462,650	1,448,024
Web.com Group, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 10/10/2025	1,999,087	1,940,364
Web.com Group, Inc., Second Lien Initial Term Loan, 1M US L + 7.75%, 10/09/2026	449,197	427,580
		57,731,039

Financial Intermediaries - 1.83%
ION Trading Technologies SARL, First Lien 2018 Initial Dollar Term Loan, 3M US L + 4.00%, 1.00% Floor, 11/21/2024	1,618,029	1,594,656
Orion Advisor Solutions, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 1.00% Floor, 09/24/2027	937,500	932,227
PI UK Holdco II, Ltd., First Lien Facility B1 Term Loan, 3M US L + 3.50%, 1.00% Floor, 01/03/2025	1,462,500	1,413,945
		3,940,828

Food Products - 3.16%
Alphabet Holding Co. Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 09/26/2024	2,047,977	1,997,146
Dole Food Co. Inc., First Lien Tranche B Term Loan, 1M US L + 2.75%, 1.00% Floor, 04/06/2024	794,595	784,912
Snacking Investments Bidco Pty Limited, First Lien Initial US Term Loan, 1M US L + 4.00%, 1.00% Floor, 12/18/2026	1,192,967	1,188,500
TKC Holdings, Inc., First Lien Initial Term Loan, 2M US L + 3.75%, 1.00% Floor, 02/01/2023	2,007,965	1,890,630
TKC Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 8.00%, 1.00% Floor, 02/01/2024	1,105,408	932,881
		6,794,069

Food Service - 2.95%
CEC Entertainment, Inc., First Lien B Term Loan, 3M US L + 7.50%, 1.00% Floor, 08/30/2026(c)	1,722,295	1,108,727
Fogo de Chao, Inc., First Lien 2018 Refinancing Term Loan, 3M US L + 4.25%, 1.00% Floor, 04/07/2025	2,524,247	2,114,461
IRB Holding Corp., First Lien 2020 Replacement B Term Loan, 3M US L + 2.75%, 1.00% Floor, 02/05/2025	646,684	619,109
Quidditch Acquisition, Inc., First Lien B Term Loan, 3M US L + 7.00%, 1.00% Floor, 03/21/2025(b)	1,943,059	1,807,045
Tacala Investment Corp., First Lien Initial Term Loan, 1M US L + 3.25%, 02/05/2027	727,538	705,843
		6,355,185

Food/Drug Retailers - 1.03%
EG Group, Ltd., First Lien Additional Facility Term Loan, 3M US L + 4.00%, 02/07/2025	2,055,482	2,021,114
EG Group, Ltd., First Lien Facility B Term Loan, 3M US L + 4.00%, 02/07/2025	203,125	199,729
		2,220,843

Health Insurance - 1.22%
Achilles Acquisition LLC, First Lien Closing Date Term Loan, 1M US L + 4.00%, 10/13/2025	975,875	961,237
MPH Acquisition Holdings LLC, First Lien Initial Term Loan, 3M US L + 2.75%, 1.00% Floor, 06/07/2023	1,685,703	1,661,926
		2,623,163

	Principal
	Amount	Value
Healthcare - 19.54%
Alvogen Pharma US, Inc., First Lien 2018 Refinancing Term Loan, 3M US L + 4.75%, 1.00% Floor, 04/04/2022	$1,796,499	$1,721,945
American Renal Holdings, Inc., First Lien B Term Loan, 1M US L + 5.00%, 06/21/2024	962,029	930,763
Auris Luxembourg III SARL, First Lien Facility B2 Term Loan, 1M US L + 3.75%, 02/27/2026	2,338,133	2,170,571
BioClinica Holding I LP, First Lien Initial Term Loan, 1M US L + 4.25%, 1.00% Floor, 10/20/2023	1,812,245	1,791,857
BioClinica Holding I LP, Second Lien Initial Term Loan, 1M US L + 8.25%, 1.00% Floor, 10/21/2024	1,052,629	968,418
Carestream Health, Inc., First Lien 2023 Extended Term Loan, 3M US L + 6.75%, 1.00% Floor, 05/08/2023	172,852	168,819
Carestream Health, Inc., Second Lien 2023 Extended Term Loan, 3M US L + 4.50, 8.00% PIK, 1.00% Floor, 08/08/2023(d)	2,526,880	2,027,821
Covenant Surgical Partners, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 07/01/2026	1,007,834	928,885
CPI Holdco LLC, First Lien B Term Loan, 1M US L + 4.25%, 11/04/2026	668,737	666,647
CT Technologies Intermediate Holdings, Inc., First Lien New Facility Term Loan, 1M US L + 4.25%, 1.00% Floor, 12/01/2021	1,121,328	1,083,136
Envision Healthcare Corp., First Lien Initial Term Loan, 1M US L + 3.75%, 10/10/2025	1,786,326	1,297,641
Femur Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 03/05/2026	729,227	664,206
Genesis Care Finance Pty, Ltd., First Lien Facility B5 Term Loan, 3M US L + 5.00%, 1.00% Floor, 05/14/2027	2,016,184	1,975,861
Lanai Holdings II, Inc., First Lien Initial Term Loan, 3M US L + 4.75%, 1.00% Floor, 08/29/2022	1,348,987	1,277,323
LifePoint Health, Inc., First Lien B Term Loan, 1M US L + 3.75%, 11/16/2025	2,235,091	2,175,950
Maravai Intermediate Holdings LLC, First Lien Initial Term Loan, 1M US L + 4.25%, 1.00% Floor, 08/01/2025(b)	991,064	993,542
Navicure, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 10/22/2026	1,059,891	1,038,476
Netsmart Technologies, Inc., First Lien D-1 Term Loan, 3M US L + 3.75%, 1.00% Floor, 04/19/2023	3,268,077	3,267,047
NMSC Holdings, Inc., First Lien Initial Term Loan, 3M US L + 5.00%, 1.00% Floor, 04/19/2023	234,909	208,676
nThrive, Inc., First Lien Additional B-2 Term Loan, 1M US L + 4.50%, 1.00% Floor, 10/20/2022	3,479,009	3,190,252
Onex TSG Holdings II Corp., First Lien Initial Term Loan, 3M US L + 4.00%, 1.00% Floor, 07/29/2022	1,193,117	1,134,654
PAREXEL International Corp., First Lien Initial Term Loan, 1M US L + 2.75%, 09/27/2024	924,941	889,682
Pathway Vet Alliance LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 03/31/2027	936,943	924,412
PetVet Care Centers LLC, First Lien Initial Term Loan, 1M US L + 2.75%, 02/14/2025	742,000	719,510
Phoenix Guarantor, Inc., First Lien Tranche B-1 Term Loan, 1M US L + 3.25%, 03/05/2026	2,163,574	2,114,893
Project Ruby Ultimate Parent Corp., First Lien New Term Loan, 1M US L + 3.50%, 1.00% Floor, 02/09/2024	791,419	784,494
Sunshine Luxembourg VII SARL, First Lien Facility B1 Term Loan, 3M US L + 4.25%, 1.00% Floor, 10/01/2026	201,992	201,251
Surgery Center Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 1.00% Floor, 09/03/2024	1,044,615	987,595
Tecostar Holdings, Inc., First Lien 2017 Term Loan, 2M US L + 3.50%, 1.00% Floor, 05/01/2024	608,108	596,138
U.S. Anesthesia Partners, Inc., First Lien Initial Term Loan, 3M US L + 3.00%, 1.00% Floor, 06/23/2024	1,053,142	998,794
Verscend Holding Corp., First Lien B Term Loan, 1M US L + 4.50%, 08/27/2025	1,096,600	1,089,335
Viant Medical Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 07/02/2025	407,105	377,590
Vyaire Medical, Inc., First Lien Term Loan, 3M US L + 4.75%, 1.00% Floor, 04/16/2025	184,694	139,998
YI LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 1.00% Floor, 11/07/2024	1,380,693	1,270,238
Zest Acquisition Corp., Second Lien Initial Term Loan, 3M US L + 7.50%, 1.00% Floor, 03/13/2026(b)	1,500,000	1,252,500
		42,028,920

Home Furnishings - 1.50%
AI Aqua Merger Sub, Inc., First Lien 2017 Incremental Term Loan, 1M US L + 3.25%, 1.00% Floor, 12/13/2023(b)	933,600	910,260
AI Aqua Merger Sub, Inc., First Lien Tranche B-1 Term Loan, 1M US L + 3.25%, 1.00% Floor, 12/13/2023	1,283,298	1,257,632
Prime Security Services Borrower LLC, First Lien 2019 Refinancing B-1 Term Loan, 1M US L + 3.25%, 1.00% Floor, 09/23/2026	1,060,625	1,052,670
		3,220,562

	Principal
	Amount	Value
Industrial Equipment - 4.16%
Apex Tool Group LLC, First Lien Third Amendment Term Loan, 1M US L + 5.25%, 1.25% Floor, 08/01/2024	$2,071,870	$1,969,831
Engineered Machinery Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.00%, 1.00% Floor, 07/19/2024	1,460,695	1,429,049
Justrite Safety Group, First Lien Delayed Draw Term Loan, 1M US L + 4.50%, 06/28/2026(b)(e)	50,620	45,305
Justrite Safety Group, First Lien Initial Term Loan, 1M US L + 4.50%, 06/28/2026(b)	936,493	838,162
LTI Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 09/06/2025	874,554	816,615
LTI Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 09/06/2026	468,085	415,191
Tailwind Smith Cooper Intermediate Corp., First Lien Initial Term Loan, 1M US L + 5.00%, 05/28/2026	388,671	363,650
Titan Acquisition, Ltd., First Lien Initial Term Loan, 3M US L + 3.00%, 03/28/2025	1,548,057	1,467,349
Vertical Midco GmbH, First Lien Facility B Term Loan, 6M US L + 4.25%, 07/30/2027	1,612,800	1,602,438
		8,947,590

Insurance - 0.18%
Outcomes Group Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 10/26/2026	423,077	380,769

Leisure Goods/Activities/Movies - 3.03%
Alterra Mountain Company, First Lien Additional Term Loan, 1M US L + 4.50%, 1.00% Floor, 08/01/2026(b)	1,434,977	1,424,214
Amplify Finco Pty, Ltd., First Lien U.S. Dollar Term Loan, 1M US L + 4.00%, 0.75% Floor, 11/26/2026(b)	1,044,750	898,485
Recess Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 09/30/2024	1,938,834	1,793,421
Travelport Finance SARL, First Lien Initial (Priority) Term Loan, 3M US L + 8.00%, 1.00% Floor, 02/28/2025	1,592,378	1,535,156
Travelport Finance SARL, First Lien Term Loan, 3M US L + 5.00%, 05/30/2026	1,390,468	871,128
		6,522,404

Lodging & Casinos - 0.59%
Casablanca US Holdings, Inc., First Lien Amendment No. 2 Initial Term Loan, 3M US L + 4.00%, 03/29/2024	1,716,000	1,269,222

Nonferrous Metals/Minerals - 0.16%
American Rock Salt Co. LLC, First Lien Initial Term Loan, 1M US L + 3.50%, 1.00% Floor, 03/21/2025(b)	340,778	339,074

Oil & Gas - 1.25%
BCP Raptor II LLC, First Lien Initial Term Loan, 1M US L + 4.75%, 11/03/2025	377,838	269,525
Lower Cadence Holdings LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 05/22/2026	605,615	562,162
Lucid Energy Group II Borrower LLC, First Lien Initial Term Loan, 1M US L + 3.00%, 1.00% Floor, 02/17/2025	791,463	728,146
PGS ASA, First Lien 2020 Term Loan, 3M US L + 7.50%, 03/19/2024	1,081,827	811,370
RDV Resources Properties LLC, First Lien Term Loan, 1M US L + 0.50%, 1.00% Floor, 03/29/2024(b)(d)	902,921	316,023
		2,687,226

Property & Casualty Insurance - 0.50%
AssuredPartners, Inc., First Lien 2020 February Refinancing Term Loan, 1M US L + 3.50%, 02/12/2027	860,118	836,770
AssuredPartners, Inc., First Lien 2020 June Incremental Term Loan, 1M US L + 4.50%, 1.00% Floor, 02/12/2027	237,443	237,443
		1,074,213

Publishing - 2.73%
Ancestry.com Operations, Inc., First Lien Extended Term Loan, 1M US L + 4.25%, 08/27/2026	843,856	844,003
Champ Acquisition Corp., First Lien Initial Term Loan, 3M US L + 5.50%, 12/19/2025	1,572,015	1,470,573
Clear Channel Outdoor Holdings, Inc., First Lien B Term Loan, 3M US L + 3.50%, 08/21/2026	1,155,000	1,055,601
Recorded Books, Inc., First Lien Term Loan, 3M US L + 4.25%, 0.50% Floor, 08/29/2025(b)	1,166,667	1,155,000
Shutterfly, Inc., First Lien B Term Loan, 3M US L + 6.00%, 1.00% Floor, 09/25/2026	1,463,226	1,339,766
		5,864,943

Radio & Television - 1.90%
iHeartCommunications, Inc., First Lien New Term Loan, 1M US L + 3.00%, 05/01/2026	1,483,001	1,410,704

	Principal
	Amount	Value
Radio & Television (continued)
Terrier Media Buyer, Inc., First Lien B Term Loan, 1M US L + 4.25%, 12/17/2026	$2,059,536	$2,014,298
William Morris Endeavor Entertainment LLC, First Lien B-1 Term Loan, 1M US L + 2.75%, 05/18/2025	769,478	662,394
		4,087,396

Retailers (except food & drug) - 0.69%
FBB Holdings III, Inc., First Lien Initial Term Loan, 3M US L + 9.00%, 1.00% Floor, 02/07/2024(b)	183,281	160,371
FBB Holdings III, Inc., Second Lien Initial Term Loan, 3M US L + 7.00%, 01/31/2025(b)	67,978	45,885
Spencer Spirit IH LLC, First Lien Initial Term Loan, 3M US L + 6.00%, 06/19/2026	1,433,470	1,273,997
Sports Authority, Inc., First Lien B Term Loan, 3M US L + 6.00%, 1.50% Floor, 11/16/2017(b)(c)	4,090,935	8,182
		1,488,435

Steel - 0.16%
Phoenix Services International LLC, First Lien B Term Loan, 1M US L + 3.75%, 1.00% Floor, 03/01/2025	355,179	341,859

Surface Transport - 0.86%
Drive Chassis Holdco LLC, Second Lien B Term Loan, 3M US L + 8.25%, 04/10/2026(b)	1,059,836	1,022,741
SMB Shipping Logistics LLC, First Lien Term Loan, 3M US L + 4.00%, 1.00% Floor, 02/02/2024	856,383	822,128
		1,844,869

Telecommunications - 3.00%
Alorica, Inc., First Lien New B Term Loan, 3M US L + 3.25%, 0.75% Floor, 06/30/2022	846,128	711,171
Aventiv Technologies LLC, First Lien Initial Term Loan, 3M US L + 4.50%, 1.00% Floor, 11/01/2024	166,165	138,385
Consolidated Communications, Inc., First Lien Initial Term Loan, 1M US L + 3.00%, 1.00% Floor, 10/05/2023	623,984	618,914
Ensono LP, First Lien Term Loan, 1M US L + 5.25%, 06/27/2025	1,219,727	1,192,283
Masergy Holdings, Inc., First Lien 2017 Replacement Term Loan, 3M US L + 3.25%, 1.00% Floor, 12/15/2023	1,130,543	1,109,346
Masergy Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 1.00% Floor, 12/16/2024	588,972	558,051
Peak 10 Holding Corp., First Lien Initial Term Loan, 3M US L + 3.50%, 08/01/2024	1,058,182	912,682
Rackspace Technology Global, Inc., First Lien B Term Loan, 3M US L + 3.00%, 1.00% Floor, 11/03/2023	1,232,466	1,212,444
		6,453,276

Utilities - 1.43%
Brookfield WEC Holdings, Inc., First Lien Initial (2020) Term Loan, 1M US L + 3.00%, 0.75% Floor, 08/01/2025	666,751	651,509
Eastern Power LLC, First Lien Term Loan, 3M US L + 3.75%, 1.00% Floor, 10/02/2025	351,962	349,956
Granite Acquisition, Inc., First Lien B Term Loan, 3M US L + 3.50%, 1.00% Floor, 12/17/2021	62,226	61,990
Granite Acquisition, Inc., Second Lien B Term Loan, 3M US L + 7.25%, 1.00% Floor, 12/19/2022	855,080	840,172
Green Energy Partners/Stonewall LLC, First Lien B-1 Conversion Advances Term Loan, 3M US L + 5.50%, 1.00% Floor, 11/13/2021	485,000	441,869
Southeast PowerGen LLC, First Lien B Advance Term Loan, 1M US L + 3.50%, 1.00% Floor, 12/02/2021	802,935	738,700
		3,084,196

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $302,537,100)		289,779,104

COLLATERALIZED LOAN OBLIGATION SECURITIES(a) - 1.35%
Structured Finance Obligations - 1.35%
Barings CLO, Ltd. 2020-II, 3M US L + 7.90%, 10/15/2033(b)(f)	500,000	475,625
Greywolf CLO IV, Ltd., 3M US L + 6.94%, 04/17/2030(b)(f)	500,000	479,615
HPS Loan Management 6-2015, Ltd., 3M US L + 5.10%, 02/05/2031(b)(f)	834,000	685,105
Kayne CLO II, Ltd., 3M US L + 6.10%, 10/15/2031(b)(f)	750,000	685,560

	Principal
	Amount	Value
Structured Finance Obligations (continued)
Neuberger Berman Loan Advisers CLO 27, Ltd., 3M US L + 5.20%, 01/15/2030(b)(f)	$667,000	$584,918
		2,910,823

TOTAL COLLATERALIZED LOAN OBLIGATION SECURITIES
(Cost $3,126,890)		2,910,823

CORPORATE BONDS - 8.64%
Aerospace & Defense - 0.25%
TransDigm, Inc., 8.000%, 12/15/2025(f)	502,000	546,427

Automotive - 0.18%
Lithia Motors, Inc., 4.375%, 01/15/2031(f)	392,000	392,000

Brokers, Dealers & Investment Houses - 0.29%
AG Issuer LLC, 6.250%, 03/01/2028(f)	630,000	628,425

Building & Development - 1.20%
Cornerstone Building Brands, Inc., 6.125%, 01/15/2029(f)	619,000	627,125
Griffon Corp., 5.750%, 03/01/2028	1,518,000	1,588,177
NWH Escrow Corp., 7.500%, 08/01/2021(c)(f)	1,000,000	367,500
		2,582,802

Business Equipment & Services - 1.27%
Diebold Nixdorf, Inc., 9.375%, 07/15/2025(f)	660,000	697,950
Iron Mountain, Inc., 5.250%, 07/15/2030(f)	902,000	942,026
Outfront Media Capital LLC / Outfront Media Capital Corp., 6.250%, 06/15/2025(f)	1,067,000	1,101,011
		2,740,987

Cable & Satellite Television - 0.46%
CSC Holdings LLC, 4.625%, 12/01/2030(f)	250,000	251,529
Virgin Media Finance PLC, 5.000%, 07/15/2030(f)	734,000	731,247
		982,776

Containers & Glass Products - 0.24%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 5.250%, 08/15/2027(f)	506,000	516,120

Diversified Insurance - 1.21%
HUB International, Ltd., 7.000%, 05/01/2026(f)	1,008,000	1,045,553
NFP Corp., 6.875%, 08/15/2028(f)	1,531,000	1,549,525
		2,595,078

Electronics/Electric - 0.66%
Energizer Holdings, Inc., 4.375%, 03/31/2029(f)	553,000	559,912
Spectrum Brands, Inc., 5.500%, 07/15/2030(f)	350,000	369,906
Veritas US, Inc. / Veritas Bermuda, Ltd., 7.500%, 09/01/2025(f)	463,000	478,048
		1,407,866

Food Service - 0.22%
IRB Holding Corp., 7.000%, 06/15/2025(f)	450,000	480,611

Healthcare - 0.82%
Envision Healthcare Corp., 8.750%, 10/15/2026(f)	2,292,000	1,062,480
Team Health Holdings, Inc., 6.375%, 02/01/2025(f)	1,000,000	690,000
		1,752,480

Industrial Equipment - 0.12%
Vertical Holdco GmbH, 7.625%, 07/15/2028(b)(f)	250,000	264,687

Radio & Television - 0.59%
Nielsen Finance LLC / Nielsen Finance Co., 5.625%, 10/01/2028(f)	865,000	890,950

	Principal
	Amount	Value
Radio & Television (continued)
Univision Communications, Inc., 6.625%, 06/01/2027(f)	$376,000	$368,010
		1,258,960

Utilities - 1.13%
Calpine Corp.:
4.625%, 02/01/2029(f)	348,000	348,218
5.000%, 02/01/2031(f)	434,000	443,190
Pike Corp., 5.500%, 09/01/2028(f)	1,629,000	1,644,174
		2,435,582

TOTAL CORPORATE BONDS
(Cost $20,182,977)		18,584,801

	Shares
COMMON STOCK - 0.27%
Building & Development - 0.20%
Dayton Superior LLC(b)(g)	5,726	429,452

Oil & Gas - 0.07%
Ascent Resources - Equity(b)(g)	177,384	155,211
RDV Resources, Inc.(b)(g)	56,760	–
		155,211

TOTAL COMMON STOCK
(Cost $1,917,720)		584,663

WARRANTS - 0.00%(h)
Healthcare - 0.00%
Carestream Health expires 12/31/2049 at $0.01(b)	52	–

Oil & Gas - 0.00%(h)
Ascent Resources Marcellus LLC expires 3/30/2023 at $6.15(b)	45,926	1,378

TOTAL WARRANTS
(Cost $5,013)		1,378

Total Investments- 144.96%
(Cost $327,769,700)		311,860,769

Other Assets in Excess of Liabilities - 4.08%		8,772,329

Leverage Facility - (49.04)%		(105,500,000)

Net Assets - 100.00%		$215,133,098

Amounts above are shown as a percentage of net assets as of September 30, 2020.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Reference Rates:

1W US L - 1 Week LIBOR as of September 30, 2020 was 0.10%

1M US L - 1 Month LIBOR as of September 30, 2020 was 0.15%

2M US L - 2 Month LIBOR as of September 30, 2020 was 0.19%

3M US L - 3 Month LIBOR as of September 30, 2020 was 0.23%

6M US L - 6 Month LIBOR as of September 30, 2020 was 0.26%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of September 30, 2020 is based on the reference rate plus the displayed spread as of the security's last reset date. Where applicable, the reference rate is subject to a floor rate.
(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(c)	Security is in default as of period end and is therefore non-income producing.
(d)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.
(e)	A portion of this position was not funded as of September 30, 2020. The Portfolio of Investments records only the funded portion of each position. As of September 30, 2020, the Fund has unfunded delayed draw loans in the amount of $344,922. Fair value of these unfunded delayed draws was $321,150.
(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $19,907,447, which represented approximately 9.25% of net assets as of September 30, 2020. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(g)	Non-income producing security.
(h)	Amount represents less than 0.005% of net assets.

NOTE 1. ORGANIZATION

Blackstone / GSO Senior Floating Rate Term Fund (“BSL” or the “Fund”), is a diversified, closed-end management investment company. BSL was organized as a Delaware statutory trust on March 4, 2010. BSL was registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on March 5, 2010. BSL commenced operations on May 26, 2010. Prior to that date, BSL had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BSL to GSO / Blackstone Debt Funds Management LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as BSL’s investment adviser. BSL’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BSL.”

Absent shareholder approval to extend the term of BSL, BSL was initially scheduled to dissolve on or about May 31, 2020. Upon dissolution, BSL will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities. Pursuant to BSL’s Amended and Restated Agreement and Declaration of Trust, prior to the date of dissolution a majority of the Fund’s Board of Trustees (the “Board”), with the approval of a majority of the shareholders entitled to vote (as defined in the 1940 Act), may extend the life of BSL by a period of two years or such shorter time as may be determined. The dissolution date of BSL may be extended an unlimited number of times. On March 31, 2017, BSL announced an extension of BSL’s reinvestment period. The extension allows BSL to continue to reinvest proceeds generated by maturities, prepayments and sales of investments until one year prior to BSL’s scheduled dissolution date. On November 17, 2017, BSL’s shareholders had approved extending the term of BSL by two years by changing BSL’s scheduled dissolution date from May 31, 2020 to May 31, 2022. On November 18, 2019, the Board approved a proposal to amend BSL's charter to allow an extension of up to five years in length (the “Charter Amendment”). The Board also approved a proposal to extend the term of BSL by five years by changing BSL's scheduled dissolution date from May 31, 2022 to May 31, 2027 (the “Term Extension”). The Charter Amendment and the Term Extension were subject to shareholder approval, which was obtained at a special shareholder meeting held on February 19, 2020.

Investment Objectives: BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, at least 80% of BSL’s Managed Assets (defined below) will be invested in senior secured, floating rate loans (“Senior Loans”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. The Fund is considered an Investment Company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

Portfolio Valuation: BSL’s net asset value (“NAV”) is determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. The Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Fund’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized Loan Obligation securities (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Corporate bonds and convertible bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Written and purchased options are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded. Short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (“Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility of, the Board. Such methods may include, but are not limited to, the use of a market comparable and/or income approach methodologies. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Fair Valued Asset Committee to the Board at each regularly scheduled quarterly meeting. The Fund has procedures to identify and investigate potentially stale or missing prices for investments which are valued using a nationally recognized pricing service, exchange price or broker-dealer quotations. After performing such procedures, any prices which are deemed to be stale are reviewed by the Fair Valued Asset Committee and an alternative pricing source is determined.

Various inputs are used to determine the value of BSL’s investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 — Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2 — Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investments).

The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.

The following table summarizes valuation of BSL’s investments under the fair value hierarchy levels as of September 30, 2020:

Blackstone / GSO Senior Floating Rate Term Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace & Defense	$–	$3,445,590	$1,482,228	$4,927,818
Automotive	–	1,871,473	623,791	2,495,264
Building & Development	–	17,097,568	242,500	17,340,068
Business Equipment & Services	–	49,990,451	6,029,726	56,020,177
Chemical & Plastics	–	3,990,664	2,554,794	6,545,458
Conglomerates	–	3,949,362	279,159	4,228,521
Containers & Glass Products	–	7,041,707	284,000	7,325,707
Drugs	–	3,841,746	1,256,803	5,098,549
Ecological Services & Equipment	–	2,074,625	390,635	2,465,260
Electronics/Electric	–	54,743,756	2,987,283	57,731,039
Food Service	–	4,548,140	1,807,045	6,355,185
Healthcare	–	39,782,878	2,246,042	42,028,920
Home Furnishings	–	2,310,302	910,260	3,220,562
Industrial Equipment	–	8,064,123	883,467	8,947,590
Leisure Goods/Activities/Movies	–	4,199,705	2,322,699	6,522,404
Nonferrous Metals/Minerals	–	–	339,074	339,074
Oil & Gas	–	2,371,203	316,023	2,687,226
Publishing	–	4,709,943	1,155,000	5,864,943
Retailers (except food & drug)	–	1,273,997	214,438	1,488,435
Surface Transport	–	822,128	1,022,741	1,844,869

Blackstone / GSO Senior Floating Rate Term Fund (continued)

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Other	$–	$46,302,035	$–	46,302,035
Collateralized Loan Obligation Securities
Structured Finance Obligations	–	–	2,910,823	2,910,823
Corporate Bonds
Industrial Equipment	–	–	264,687	264,687
Other	–	18,320,114	–	18,320,114
Common Stock
Building & Development	–	–	429,452	429,452
Oil & Gas	–	–	155,211	155,211
Warrants
Healthcare	–	–	–	–
Oil & Gas	–	–	1,378	1,378
Total	$–	$280,751,510	$31,109,259	$311,860,769

*	Refer to the Fund's Portfolio of Investments for a listing of securities by type.

The changes of the fair value of investments for which BSL has used Level 3 inputs to determine the fair value are as follows:

Blackstone/GSO Senior Floating Rate Term Fund	Floating Rate Loan Interests	Collateralized Loan Obligation Securities	Corporate Bonds	Common Stock	Warrants	Total
Balance as of December 31, 2019	$48,036,709	$6,043,785	$-	$515,342	$1,378	$54,597,214
Accrued discount/ premium	15,864	3,925	-	-	-	19,789
Realized Gain/(Loss)	(1,899,878)	(1,205,126)	-	-	-	(3,105,004)
Change in Unrealized Appreciation/ (Depreciation)	(2,175,497)	53,123	14,687	(85,891)	-	(2,193,578)
Purchases	7,610,286	1,133,338	250,000	-	-	8,993,624
Sales Proceeds	(15,717,455)	(3,118,222)	-	-	-	(18,835,677)
Transfer into Level 3	10,957,549	-	-	155,212	-	11,112,761
Transfer out of Level 3	(19,479,870)	-	-	-	-	(19,479,870)
Balance as of September 30, 2020	$27,347,708	$2,910,823	$264,687	$584,663	$1,378	$31,109,259
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at September 30, 2020	$(1,306,288)	$(97,818)	$14,687	$(230,014)	$-	$(1,619,433)

Information about Level 3 fair value measurements as of September 30, 2020:

Blackstone / GSO Senior Floating Rate Term Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range (Weighted Average)
Assets
Floating Rate Loan Interests	$27,347,708	Third-party vendor pricing service	Broker quotes	N/A
Collateralized Loan Obligation Securities	2,910,823	Third-party vendor pricing service	Broker quotes	N/A
Corporate Bonds	264,687	Third-party vendor pricing service	Broker quotes	N/A
Common Stock	584,663	Third-party vendor pricing service	Broker quotes	N/A
	-	Performance Multiple Methodology	EBITDA Multiple(a)	3.0x
Warrants	1,378	Third-party vendor pricing service	Broker quotes	N/A
	-	Performance Multiple Methodology	EBITDA Multiple(a)	4.50x

a)	As of September 30, 2020, a change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
EBITDA Multiple	Increase	Decrease

Securities were transferred from Level 2 to Level 3 because of a lack of observable market data due to decrease in market activity and information for these securities. Other securities were moved from Level 3 to Level 2 as observable inputs were available for purposes of valuing those assets.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest Income is recognized on an accrual basis from the date of settlement. Accretion of discount and amortization of premium, which are included in interest income, are accreted or amortized daily using the accrual basis interest method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost.

COVID-19 and Global Economic and Market Conditions: The ongoing novel coronavirus (“COVID-19”) pandemic and restrictions on non-essential businesses have caused disruption in the U.S. and global economies. Despite significant market rebounds across many asset classes, the continued rapid development of this situation and uncertainty regarding potential economic recovery precludes any prediction as to the ultimate adverse impact of COVID-19 on financial market and economic conditions. The estimates and assumptions underlying these financial statements are based on the information available as of September 30, 2020, including judgments about the financial market and economic conditions which may change over time.

NOTE 3. SENIOR AND SECURED FLOATING RATE LOANS

BSL defines “Senior Loans” as first lien senior secured, floating rate loans that are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrowers”), which operate in various industries and geographical regions. Under normal market conditions, at least 80% of BSL’s Managed Assets (defined below) will be invested in Senior Loans. BSL defines "Managed Assets" as total assets (including any assets attributable to any leverage used) minus the sum of BSL's accrued liabilities (other than liabilities related to the principal amount of leverage). At September 30, 2020, 82.51% of BSL’s Managed Assets were held in Senior Loans.

Loans hold a senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily the London Interbank Offered Rate (“LIBOR”), plus a premium or credit spread.

Instruments in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on LIBOR. The underlying collateral of CLOs in which the Fund invests may pay interest at floating rates based on LIBOR. Derivative instruments utilized by the Fund and/or issuers of instruments in which the Fund may invest may also reference LIBOR.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that it intends to phase out LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. It is expected that a number of private-sector banks currently reporting information used to set LIBOR will stop doing so after 2021 when their current reporting commitment ends, which could either cause LIBOR to stop publication immediately or cause LIBOR’s regulator to determine that its quality has degraded to the degree that it is no longer representative of its underlying market. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, intends to replace the U.S. dollar LIBOR with the Secured Overnight Funding Rate (SOFR), a new index calculated by short-term repurchase agreements, backed by Treasury securities. Abandonment of or modifications to LIBOR could have adverse impacts and represent a significant risk on newly issued financial instruments and existing financial instruments which reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there are significant uncertainty regarding the effectiveness of any such alternative methodologies. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability and the extent to which that may impact the Fund may vary depending on various factors, which include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new successor reference rates and/or fallbacks for both legacy and new instruments. In addition, the transition to a successor rate could potentially cause (i) increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, (ii) a reduction in the value of certain instruments held by the Fund, or (iii) reduced effectiveness of related Fund transactions, such as hedging. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. Risk of loss of income is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At September 30, 2020, BSL had invested $25,219,927 in second lien secured loans. Second lien secured loans are not considered Senior Loans for BSL.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. BSL typically invests in Loans rated below investment grade, which are considered speculative because of the credit risk of the Borrowers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to BSL, and such defaults could reduce NAV and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the Counterparty Committee of the Adviser. The factors considered by the Counterparty Committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The Counterparty Committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

BSL may acquire Loans through assignments or participations. BSL typically acquires these Loans through assignment, and if BSL acquires a Loan through participation, it will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and BSL may not be able to unilaterally enforce all rights and remedies under the Loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when BSL must acquire a Loan through a participation.

BSL has invested in CLO securities. A CLO is a financing company (generally called a Special Purpose Vehicle (“SPV”)), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying a CLO are typically Secured Loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, and (iii) equity securities incidental to investments in Secured Loans. When investing in CLOs, the Fund will not invest in equity tranches, which are the lowest tranche. However, the Fund may invest in lower tranches of CLO debt securities, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior debt tranches of the CLO. In addition, the Fund intends to invest in CLOs consisting primarily of individual Secured Loans of Borrowers and not repackaged CLO obligations from other high risk pools. The underlying Secured Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of the Fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place on a date earlier than legal maturity from refinancing of the senior debt tranches.

NOTE 4. LEVERAGE

The Fund entered into a Credit Agreement (the “Agreement”) with a bank to borrow money pursuant to a revolving line of credit (“Leverage Facility”) dated October 8, 2014, as amended on October 7, 2015, October 5, 2016, and October 4, 2017, as amended and restated on June 20, 2018 and as further amended and restated on October 4, 2019 to borrow up to a limit of $142 million, with $48 million for tranche A loans (“Tranche A Loans”) and $94 million for tranche B loans (“Tranche B Loans”). Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate of 0.85% above LIBOR for Tranche A Loans, 1.15% above LIBOR for one (1) month interest period Tranche B Loans and 1.00% above LIBOR for three (3), six (6) and nine (9) months interest periods Tranche B Loans, with LIBOR measured for the period commencing on the date of the making of such LIBOR Loan (or the last date upon which any other Loan was converted to, or continued as, such LIBOR Loan) and ending on the numerically corresponding day in the calendar month that is one (1), three (3), six (6) or nine (9) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion. Under the terms of the Agreement, the Fund must pay a commitment fee on any undrawn amounts. The commitment fee payable for each of Tranche A Loans and Tranche B Loans is 0.15% on the undrawn amounts when drawn amounts exceed 75% of the relevant borrowing limit and 0.25% on the undrawn amounts at any other time. Interest and fees are generally payable quarterly. The Fund may elect to extend the Agreement for a further period with the consent of the lending bank. At September 30, 2020, BSL had borrowings outstanding under its Leverage Facility of $105,500,000, at an interest rate of 1.16%. Due to the short term nature of the Agreement, face value approximates fair value at September 30, 2020. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2). For the period ended September 30, 2020, the average borrowings under BSL’s Leverage Facility and the average interest rate were $106,022,993 and 1.81%, respectively.

Under the Agreement, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund agreed to maintain asset coverage of three times over borrowings. Compliance with the investment restrictions and calculations are performed by the Fund’s custodian, The Bank of New York Mellon. As of September 30, 2020, the Fund was in compliance with all required investment limitations and asset coverage requirements related to its leverage.

The use of borrowings to leverage the common shares of the Fund can create risks. Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Fund. All costs and expenses related to any form of leverage used by the Fund are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Fund’s investment portfolio, the leverage may decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Fund did not utilize leverage. During periods when the Fund is using leverage, the fees paid to the Adviser for advisory services and to ALPS for administrative services are higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund’s Managed Assets, which include the assets purchased through leverage. As of September 30, 2020, BSL’s leverage represented 32.90% of the Fund’s Managed Assets.